Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Amendment No. 1 to Credit Agreement dated as of May 7, 2013 (this “First Amendment”) among ALTISOURCE SOLUTIONS S.À R.L., a private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d’Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg, having a share capital of USD 21,463,001 and registered with the Luxembourg Trade and Companies register under number B 147268 (the “Borrower”), ALTISOURCE SOLUTIONS S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d’Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register under number B 72391 (“Holdings”), BANK OF AMERICA, N.A., as lender (the “Incremental Term Lender”), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders party hereto (the “Lenders”).

The Borrower, Holdings, the lenders from time to time party thereto and the Administrative Agent, are parties to a Credit Agreement dated as of November 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).  Pursuant to Section 2.12(a) of the Credit Agreement, the Borrower has requested that the Incremental Term Lender provide Incremental Term Loan Commitments.  In accordance with Section 2.12(b) of the Credit Agreement, the Incremental Term Lender has elected to provide Incremental Term Loan Commitments on the terms and conditions set forth herein.  In addition, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto (which Lenders collectively constitute the Required Lenders under the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided.  Accordingly, the Borrower, Holdings, the Incremental Term Lender, the Administrative Agent and the Lenders party hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01  Definitions.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended by and after giving effect to this First Amendment (the “Amended Credit Agreement”).

ARTICLE II
INCREMENTAL TERM LOAN COMMITMENT

Section 2.01  Incremental Term Loan Commitment.  The Incremental Term Lender hereby agrees to establish First Amendment Incremental Term Loan Commitments pursuant to which the Incremental Term Lender will provide First Amendment Incremental Term Loans on the First Amendment Effective Date on the terms and conditions set forth herein and in the amount set forth opposite its name on Annex I attached hereto.  First Amendment Incremental Term Loan Commitments and First Amendment Incremental Term Loans shall be subject to all of the terms and conditions set forth in the Amended Credit Agreement, including, without limitation, Section 2.12.  First Amendment Incremental Term Loans shall be Term B Loans and shall, for all purposes of this First Amendment and the other Loan Documents, be subject to all the terms and conditions set forth in the Amended Credit

Agreement applicable to the Term B Loans.  For the avoidance of doubt and without limiting the generality of the foregoing, (i) the First Amendment Incremental Term Loans shall bear interest at the rates applicable to the Term B Loans from time to time and (ii) the Term Facility Maturity Date of the First Amendment Incremental Term Loans shall be the Term B Facility Maturity Date.

ARTICLE III
AMENDMENTS TO THE CREDIT AGREEMENT

Section 3.01  Amendments.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Permitted Fiji Transaction” means a potential transaction or series of transactions by the Borrower or a Restricted Subsidiary relating to the acquisition (of stock, assets or a combination thereof) of, or combination with, a Person engaged in business line(s) similar to certain Core Business Activities which, as of the First Amendment Effective Date, is anticipated to be consummated prior to December 31, 2013; provided that (i) the aggregate cash purchase price payable by the Borrower or any Restricted Subsidiary shall not exceed $110,000,000; (ii) the earn-out obligations incurred by the Borrower or any Restricted Subsidiary shall not exceed $40,000,000; (iii) any Acquired Entity in the Permitted Fiji Acquisition shall become a Subsidiary Guarantor pursuant to, and as required by, Section 6.09; and (iv) any property or assets acquired in connection with the Permitted Fiji Transaction shall be acquired by a Loan Party.

“Permitted ResCap Transaction” means the transactions contemplated by that certain Agreement dated as of April 12, 2013 between the Borrower and Ocwen, pursuant to which, among other things, the parties thereto agreed that the Borrower shall, in accordance with the terms thereof, be the exclusive provider of certain services with respect to the mortgage servicing platform assets of Residential Capital, LLC which were acquired by Ocwen on February 15, 2013.

“Permitted Share Buyback” means any existing share repurchase program of Holdings pursuant to which Holdings may repurchase a portion of its Equity Interests pro rata from its equityholders.

(b)                                 Clause (ii) of the definition of “Consolidated Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii)                                  the sum, without duplication, of (a) the amounts for such period of (1) scheduled and other mandatory repayments, without duplication, of Indebtedness for borrowed money (excluding repayments of any revolving credit facility that are not included in Consolidated Working Capital Liabilities except to the extent the commitments with respect thereto are permanently reduced in connection with such repayments) and scheduled repayments of obligations under Capital Leases (excluding any interest expense portion thereof), (2) Consolidated Capital Expenditures (other than Consolidated Capital Expenditures that are financed with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings or the Borrower), and (3) Acquisition Consideration and all consideration paid in connection with Permitted Acquisitions and other Investments permitted to be made under Section 7.06 (other than (x) the transactions referred to in the proviso to the second sentence of Section 6.12 consummated prior to the First Amendment Effective Date, (y) the Permitted ResCap Transaction and (z) other Permitted Acquisitions or other Investments that are, in the case of this clause (z), financed with the Available Amount or with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings or the Borrower, without duplication), plus (b) other non cash gains increasing Consolidated Net Income for such period (excluding any such non cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period). As used in this clause (ii), “scheduled and other mandatory repayments, without duplication, of Indebtedness” do not include any voluntary prepayments of Loans pursuant to Section 2.08(a) or mandatory prepayments of the Loans pursuant to Section 2.08(b).

(c)                                  Clause (j) of the definition of “Consolidated Adjusted EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) costs, fees and expenses incurred in connection with the Spinoff, the Transactions, the First Amendment (including without limitation the incurrence of First Amendment Incremental Term Loans on the First Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), Permitted Acquisitions and Permitted Spin-Offs,

(d)                                 The definition of “Incremental Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Incremental Amount” means, at any time, the excess, if any, of (i) the sum of (A) $200,000,000 and (B) the principal amount of the First Amendment Incremental Term Loans, over (ii) the aggregate amount of Incremental Term Loan Commitments established pursuant to Section 2.12.  For the avoidance of doubt, after giving effect to the making of the First Amendment Incremental Term Loans on the First Amendment Effective Date, the Incremental Amount is $200,000,000.

(e)                                  Section 6.12 of the Credit Agreement is hereby amended by amending and restating the parenthetical in clause (i) of the proviso thereof as follows:

(including, without limitation, Principal Customer Acquisitions, the Permitted Fiji Transaction, and the Permitted ResCap Transaction and any acquisition of Residential Capital, LLC or the Homeward Residential business)

(f)                                   Section 7.04 of the Credit Agreement is hereby amended by (i) amending and restating clause (c) thereof by inserting the word “other” immediately following the word “make” and immediately prior to the word “Restricted”, (ii) deleting the word “and” before clause (f) thereof and replacing it with a comma, (iii) amending and restating clause (f) thereof in its entirety to read as follows and (iv) adding a new clause (g) at the end thereof to read as follows:

(f) (i) the Restricted Junior Payments made by the Borrower and Holdings under this clause (f) prior to the First Amendment Effective Date in an amount equal to $16,094,000 were permitted plus (ii) the Borrower and Holdings may make other Restricted Junior Payments in an aggregate amount for all such Restricted Junior Payments made under this clause (f)(ii) not to exceed the greater of (x) $15,000,000 and (y) 15.0% of

Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending as of the last day of the most recently ended Fiscal Quarter, and (g) the Borrower may, from time to time after the First Amendment Effective Date, make payments to Holdings in an aggregate amount not to exceed $35,000,000, and Holdings may accept such payments and use such proceeds from time to time to consummate all or any portion of the Permitted Share Buyback.

(g)                                  The form of Compliance Certificate attached as Exhibit C to the Credit Agreement is amended and restated in its entirety and replaced with the Compliance Certificate attached hereto as Exhibit 1.

ARTICLE IV
AMENDMENTS TO THE CREDIT AGREEMENT TO IMPLEMENT
THE FIRST AMENDMENT INCREMENTAL TERM LOANS

Section 4.01  Amendments.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Credit Agreement dated as of May 7, 2013 among the Borrower, Holdings, the Administrative Agent, the Incremental Term Lender (as defined therein) and the other Lenders party thereto.

“First Amendment Effective Date” means the date on which the conditions specified in Section 5.01 of the First Amendment are satisfied (or waived).

“First Amendment Incremental Term Loan Commitments” means Incremental Term Loan Commitments established pursuant to the First Amendment.

“First Amendment Incremental Term Loans” means Incremental Term Loans implemented pursuant to the First Amendment.

(b)                                 The definition of “Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Lender” means each financial institution listed on Schedule 2.01 (other than any such person that ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 10.06), as well as any Person that becomes a “Lender” hereunder pursuant to Section 10.06, 2.12 or 2.14, including, for the avoidance of doubt, the Incremental Term Lender under and as defined in the First Amendment.

(c)                                  The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, each Guaranty, each Security Document, each Note (if any), the First Amendment, the Administrative Agent Fee Letter and the Engagement Letter and all agreements, instruments or documents in connection therewith.

(d)                                 The definition of “Term B Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term B Loan Commitment” means with respect to each Lender, the commitment of such Lender to make Term B Loans as set forth in Section 2.01(i) (and any Incremental Term Loans in the form of Term B Loans as set forth in Section 2.01(ii)).  The initial amount of each Lender’s Term B Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance (or Incremental Assumption Agreement) pursuant to which such Lender shall have assumed its Term B Loan Commitment (or its Incremental Term Loan Commitment), as applicable.  The aggregate amount of the Term B Loan Commitments on the First Amendment Effective Date is $200,000,000, which Term B Loan Commitments are in the form of the First Amendment Incremental Term Loan Commitments.

(e)                                  Section 2.07(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)                                     the Borrower shall repay Term B Borrowings (including, for the avoidance of doubt, the First Amendment Incremental Term Loans) to the Administrative Agent for the ratable accounts of the Lenders on the last Business Day of March, June, September and December, commencing with June 30, 2013, and prior to the Term B Facility Maturity Date (each such date, a “Scheduled Repayment Date”) in the aggregate principal amount (a “Scheduled Repayment”) equal to $1,001,253.13;

(f)                                   Section 6.12 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

Use the proceeds of the First Amendment Incremental Term Loans:  (i) to pay fees, commissions and expenses, including any upfront fees, in connection with the First Amendment and the First Amendment Incremental Term Loans and (ii) for other general corporate purposes not in contravention of any Law or any Loan Document.

ARTICLE V
CONDITIONS TO EFFECTIVENESS

Section 5.01  Conditions to Effectiveness of this First Amendment.  This First Amendment, the funding of the First Amendment Incremental Term Loans pursuant hereto and each of the amendments to the Credit Agreement contained herein shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent are satisfied (or waived):

(a)                                 Execution and Delivery of this First Amendment and Amendments to the Luxembourg Security Agreements.  The Administrative Agent shall have received counterparts of this First Amendment duly executed by the Borrower, Holdings, the Incremental Term Lender, the Administrative Agent and, solely with respect to the amendments to the Credit Agreement contained in Article III herein, the Required Lenders under the Credit Agreement.  The Administrative Agent shall have received counterparts of the amendments to the Luxembourg Security Agreements duly executed by the Luxembourg Parties party thereto and the Collateral Agent, in form and substance reasonably satisfactory to the Administrative Agent.

(b)                                 Payment of Fees.  All fees required to be paid and costs and expenses, in each case, due to the Administrative Agent and its affiliates and the Lenders shall have been paid (including (i)

the fees referred to in that certain Engagement Letter, dated as of April 25, 2013 among the Borrower and the Lead Arrangers and (ii) a fee to the Administrative Agent for the ratable accounts of the Lenders holding Term B Loans made on the Effective Date that remain outstanding on the First Amendment Effective Date that consent to the amendments to the Credit Agreement contained in Article III herein (as evidenced by the receipt by the Administrative Agent of an executed counterpart signature page) equal to 0.125% of the aggregate principal amount of such Term B Loans outstanding on the First Amendment Effective Date); provided that any fees may, if applicable, be paid by being netted out of the proceeds of the First Amendment Incremental Term Loans.

(c)                                  Counsel Fees.  Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) and Arendt & Medernach — Avocats (“Arendt”) shall have received full payment from the Borrower of the fees and expenses of Fried Frank and Arendt described in Section 7.06 of this First Amendment.

(d)                                 Deliverables.  The Administrative Agent’s receipt of the following, each of which shall be originals or pursuant to electronic transmission (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the signing Loan Party, each dated the First Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the First Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     if requested by the Incremental Term Lender, a Note executed by the Borrower in favor of the Incremental Term Lender evidencing the First Amendment Incremental Term Loans of the Incremental Term Lender;

(ii)                                  a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction) of each Loan Party in the domestic jurisdiction of such Loan Party as of a recent date and, with respect to each Luxembourg Party, a negative certificate issued by the Luxembourg Register of Commerce and Companies;

(iii)                               a certificate of the Secretary or Assistant Secretary or similar officer or a manager of each Loan Party dated the First Amendment Effective Date and certifying:

(A)                               that either (1) attached thereto is a true, correct and complete copy of the certificate or articles of incorporation, certificate of formation or articles of association (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction), including all amendments thereto, of such Loan Party or (2) such Loan Party’s certificate or articles of incorporation, certificate of formation or articles of association (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction), which was previously delivered to the Administrative Agent continues to be in full force and effect and has not been rescinded, amended, repealed or otherwise modified since such delivery date;

(B)                               that attached thereto, with respect to each Luxembourg Party, is a true, correct and complete copy of an excerpt issued by the Luxembourg Trade and Companies Register;

(C)                               that either (1) attached thereto is a true, correct and complete copy of the by-laws (or limited liability company agreement or other equivalent governing documents) of such Loan Party which were at the time of adoption of the resolutions described in (C) below and are on and as of the First Amendment Effective

Date in full force and effect or (2) such Loan Party’s by-laws (or limited liability company agreement or other equivalent governing documents) which were previously delivered to the Administrative Agent continues to be in full force and effect and has not been rescinded, amended, repealed or otherwise modified since such delivery date;

(D)                               that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the First Amendment Documents (as defined in Section 6.01) to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the First Amendment Effective Date;

(E)                                that the certificate or articles of incorporation, certificate of formation or articles of association of such Loan Party described in (A) above has not been amended since the date of the last amendment thereto disclosed pursuant to (A) above; and

(F)                                 as to the incumbency and specimen signature of each officer, manager, or other representative executing any First Amendment Document or any other document delivered in connection herewith on behalf of such Loan Party;

(iv)                              (i) a certificate of another officer or manager as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer or manager executing the certificate pursuant to clause (iii) above (which may, for the avoidance of doubt, be included as a part of such certificate delivered pursuant to clause (iii) above) or (ii) or a certification from an Authorized Officer of such Loan Party that the Secretary or Assistant Secretary or similar officer listed on the incumbency certificate delivered as a part of the Secretary’s Certificate of such Loan Party previously delivered to the Administrative Agent prior to the First Amendment Effective Date are and continue to be authorized to act on behalf of such Loan Party in connection with the First Amendment and the other Loan Documents to which such Loan Party is a party;

(v)                                 a favorable written opinion of (i) Hunton & Williams LLP, special counsel to the Loan Parties, (ii) Kevin J. Wilcox, general counsel to Holdings, (iii) Nauta Dutilh, special Luxembourg counsel to Holdings and the Borrower and (iv) Arendt, special Luxembourg counsel to the Administrative Agent, in each case (A) dated the First Amendment Effective Date, (B) addressed to the Administrative Agent and the Incremental Term Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request;

(vi)                              a certificate signed by an Authorized Officer of the Borrower certifying that (i) the conditions precedent set forth in Section 5.01(b) and (c) of the Credit Agreement shall have been satisfied both immediately before and after giving effect to this First Amendment and the First Amendment Incremental Term Loans and (ii) the Senior Secured Leverage Ratio determined in accordance with Section 7.07 of the Credit Agreement is equal to or less than 3.00 to 1.00 as of the last day of the Fiscal Quarter most recently ended immediately prior to and after giving effect to the incurrence of First Amendment Incremental Term Loans, together with supporting calculations; and

(vii)                           a certificate signed by the chief financial officer of the Borrower attesting to and demonstrating that each of the Borrower, individually, and the Loan Parties, taken as a whole, was Solvent and would be Solvent immediately before and after giving effect to the incurrence of the First Amendment Incremental Term Loans.

(e)                                  First Amendment Effective Date.  The First Amendment Effective Date shall have occurred on or prior to May 7, 2013.

(f)                                   Representations and Warranties.  The representations and warranties set forth in Section 6.01 of this First Amendment and any other the Loan Document shall be true and correct in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(g)                                  Notices Required by Section 2.12 of the Credit Agreement.  All notices required for Incremental Term Loans shall have been delivered as required by Section 2.12(a) of the Credit Agreement.

(h)                                 Borrowing Request.  The Administrative Agent shall have received a Borrowing Request requesting the borrowing of First Amendment Incremental Term Loans on the First Amendment Effective Date in accordance with the requirements of Section 2.03 of the Credit Agreement; provided that the Administrative Agent, in its reasonable discretion, may shorten notice periods required by Section 2.03 of the Credit Agreement.

Section 5.02  Effects of this First Amendment.

(a)                                 On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this First Amendment.  The rights and obligations of the parties hereto shall be governed (i) prior to the First Amendment Effective Date, by the Credit Agreement and (ii) on and after the First Amendment Effective Date, by the Amended Credit Agreement.  Once the First Amendment Effective Date has occurred, each reference in the Credit agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Amended Credit Agreement.

(b)                                 Other than as specifically provided herein, this First Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this First Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.  This First Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this First Amendment).

(c)                                  For the purpose of Luxembourg law (including article 1278 of the Luxembourg Civil Code), the provisions of any Security Document governed by Luxembourg law and the first ranking security interests created thereunder shall continue in full force and effect and shall be preserved for the benefit of the Collateral Agent.  The first ranking security interests created under any Security Document governed by Luxembourg law shall secure the Obligations, as resulting from the Loan Documents and the Credit Agreement (as amended, supplemented, restated, extended or novated (in each case, however fundamentally and of whatsoever nature) from time to time in the past or in the future).

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

Section 6.01  Representations and Warranties of the Borrower.  In order to induce the Incremental Term Lender to commit to provide First Amendment Incremental Term Loans and the Administrative Agent and the Incremental Term Lender to enter into this First Amendment, the Borrower represents and warrants, as of the First Amendment Effective Date, that:  (a) each Loan Party party hereto or thereto has all requisite power and authority to enter into the First Amendment and the other Loan Documents required to be delivered hereunder (collectively, the “First Amendment Documents”) to which it is a party and to carry out the transactions contemplated thereby; (b) the execution, delivery and performance of each of the First Amendment Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto and on the part of the respective shareholders, members or other equity security holders of each Loan Party; (c) the execution, delivery and performance by the Loan Parties of the First Amendment Documents to which they are parties and the consummation of the transactions contemplated thereby do not and shall not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority (other than any filings or reports required under the securities laws) except as otherwise set forth in the First Amendment Documents and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing and/or recordation; (d) each First Amendment Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights or by equitable principles relating to enforceability; and (e) no Default or Event of Default has occurred and is Continuing or would result from the First Amendment and the First Amendment Incremental Term Loans.

ARTICLE VII
MISCELLANEOUS

Section 7.01  Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

Section 7.02  Execution in Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 7.03  Successors and Assigns.  The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 7.04  Governing Law; Jurisdiction, Etc.

(a)           Governing Law.  THIS FIRST AMENDMENT AND THE OTHER FIRST AMENDMENT DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER FIRST AMENDMENT DOCUMENT (EXCEPT, AS TO ANY OTHER FIRST AMENDMENT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

(b)           Submission to Jurisdiction.  THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS FIRST AMENDMENT AND THE OTHER FIRST AMENDMENT DOCUMENTS TO WHICH IT IS A PARTY OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS FIRST AMENDMENT OR ANY OTHER FIRST AMENDMENT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT OR ANY OTHER FIRST AMENDMENT DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)           Waiver of Venue.  THE BORROWER AND EACH OTHER LOAN PARTY PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY FIRST AMENDMENT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           Service of Process.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS FIRST AMENDMENT OR ANY OTHER FIRST

AMENDMENT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.05  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER FIRST AMENDMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.06  Fees and Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its affiliates (including the reasonable and invoiced fees, charges and disbursements of Fried Frank, as U.S. counsel for the Administrative Agent, and Arendt, as Luxembourg counsel to the Administrative Agent) in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this First Amendment and the other documents and instruments referred to herein or contemplated hereby.

Section 7.07  Loan Document Pursuant to Credit Agreement.  This First Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the effectiveness hereof, the Amended Credit Agreement).

Section 7.08  Incremental Assumption Agreement Pursuant to Credit Agreement.  This First Amendment, except for Article III hereof, shall constitute an Incremental Assumption Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	ALTISOURCE SOLUTIONS S.À R.L.

	By:	/s/ William B. Shepro
		Name:	William B. Shepro
		Title:	Manager

HOLDINGS:	ALTISOURCE PORTFOLIO SOLUTIONS S.A.

	By:	/s/ William B. Shepro
		Name:	William B. Shepro
		Title:	Chief Executive Officer

S-1

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Robert Rittelmeyer
		Name:	Robert Rittelmeyer
		Title:	Vice President

S-2

INCREMENTAL TERM LENDERS:	BANK OF AMERICA, N.A., as an Incremental Term Lender

	By:	/s/ Mark Short
		Name:	Mark Short
		Title:	Director

S-3

LENDERS:

SIGNATURE PAGE TO THE AMENDMENT NO. 1 DATED AS OF MAY 7, 2013 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 27, 2012, AMONG ALTISOURCE SOLUTIONS S.À R.L., ALTISOURCE PORTFOLIO SOLUTIONS S.A., THE LENDERS FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Administrative Agent, for and on behalf of the Required Lenders who have consented hereto as provided in Section 10.01 of the Credit Agreement

	By:	/s/ Robert Rittelmeyer
		Name:	Robert Rittelmeyer
		Title:	Vice President

S-4

ACKNOWLEDGEMENT AND AGREEMENT

Each Loan Party listed below hereby acknowledges that it has reviewed the Amendment No. 1 to Credit Agreement dated as of May 7, 2013 to which this Acknowledgement and Agreement is attached as an exhibit (the “First Amendment”) and hereby consents to the execution, delivery and performance thereof by the Borrower.  Each Loan Party hereby confirms its obligation under each Loan Document to which it is a party and agrees that, after giving effect to the First Amendment, neither the modification of the Credit Agreement or any other Loan Document effected pursuant to the First Amendment, nor the execution, delivery, performance or effectiveness of the First Amendment or any other Loan Document impairs the validity or effectiveness of any Loan Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which it is a party or by which it is otherwise bound.

THIS ACKNOWLEDGEMENT AND AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ACKNOWLEDGEMENT AND AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

ALTISOURCE FULFILLMENT OPERATIONS, INC.

By:	/s/ Jeffery R. McGuiness
	Name:	Jeffery R. McGuiness
	Title:	President

ALTISOURCE HOLDINGS, LLC

By:	/s/ William B. Shepro
	Name:	William B. Shepro
	Title:	Manager

ALTISOURCE PORTFOLIO SOLUTIONS, INC.

By:	/s/ Robert I. Herman
	Name:	Robert I. Herman
	Title:	Vice President

ALTISOURCE SINGLE FAMILY, INC.

By:	/s/ Jason C. Kirkley
	Name:	Jason C. Kirkley
	Title:	President

ALTISOURCE SOLUTIONS, INC.

By:	/s/ John P. Barrack
	Name:	John P. Barrack
	Title:	Treasurer

ALTISOURCE US DATA, INC.

By:	/s/ John P. Barrack
	Name:	John P. Barrack
	Title:	Treasurer

BELTLINE ROAD INSURANCE AGENCY, INC.

By:	/s/ John P. Barrack
	Name:	John P. Barrack
	Title:	Treasurer

NATIONWIDE CREDIT, INC.

By:	/s/ Vivek Bhandari
	Name:	Vivek Bhandari
	Title:	President

PORTFOLIO MANAGEMENT OUTSOURCING SOLUTIONS, LLC

By:	/s/ William B. Shepro
	Name:	William B. Shepro
	Title:	Manager

POWER DEFAULT SERVICES, INC.

By:	/s/ John P. Barrack
	Name:	John P. Barrack
	Title:	Treasurer

PREMIUM TITLE AGENCY, INC.

By:	/s/ James A. Weld
	Name:	James A. Weld
	Title:	President

PREMIUM TITLE OF CALIFORNIA, INC.

By:	/s/ James A. Weld
	Name:	James A. Weld
	Title:	President

PREMIUM TITLE SERVICES, INC.

By:	/s/ James A. Weld
	Name:	James A. Weld
	Title:	President

PTS — TEXAS TITLE, INC.

By:	/s/ James A. Weld
	Name:	James A. Weld
	Title:	President

REALHOME SERVICES AND SOLUTIONS, INC.

By:	/s/ Christian D. Webb
	Name:	Christian D. Webb
	Title:	President

SPRINGHOUSE, LLC

By:	/s/ J. Kevin Raney
	Name:	J. Kevin Raney
	Title	President

THE MORTGAGE PARTNERSHIP OF AMERICA, L.L.C.

By:	/s/ William B. Shepro
	Name:	William B. Shepro
	Title:	Manager

WESTERN PROGRESSIVE TRUSTEE, LLC

By:	/s/ William B. Shepro
	Name:	William B. Shepro
	Title:	Manager

ANNEX I

INCREMENTAL TERM LOANS

Incremental Term Lender	Amount
Bank of America, N.A.	$200,000,000
Total:	$200,000,000